Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance Daily 2X Space ETF (SPCL)

listed on Cboe BZX Exchange, Inc.

(the “Fund”)

June 12, 2026

Supplement to the Summary Prospectus and Prospectus,

each dated June 10, 2026

Effective immediately, the following disclosure is added to the Fund's Principal Investment Strategies:

Portfolio Reconstitution and Related Risks in Response to the SpaceX IPO. The Fund is actively managed and as described in the Prospectus, may reconstitute its portfolio to consist of exposure to a single Space Company security in response to a “Material Space Event” – defined to include an initial public offering of a Space Company which the Adviser determines to be a significant participant in the space economy. Space Exploration Technologies Corp. ("SpaceX") completed its initial public offering (“IPO”) and commenced trading on Nasdaq on June 12, 2026, under the ticker symbol SPCX. The Adviser considers the SpaceX IPO to constitute a Material Space Event.

SpaceX is a company that is building the integrated hardware and software infrastructure of the future across space, connectivity, and artificial intelligence (AI). SpaceX designs, manufactures, launches, and operates products and services built on modern and emerging technologies, including advanced rockets, spacecraft and AI. Founded in 2002 by Elon Musk, SpaceX develops and operates launch vehicles for commercial, government, and defense customers, and provides satellite-based broadband services through its Starlink network. The company is a leading participant in the commercial space industry, contributing to the expansion of global satellite communications, orbital launch capabilities and AI technologies.

SpaceX’s common stock is listed on the Nasdaq Stock Market LLC (Nasdaq: SPCX). SpaceX is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the SEC by SpaceX pursuant to the Exchange Act can be located by reference to SEC file number 333-296070 through the SEC’s website at www.sec.gov.

As stated above, the Adviser has determined the SpaceX IPO to constitute a Material Space Event and is reconstituting the Fund’s Target Portfolio to seek 200% exposure solely, or predominantly, to SpaceX Class A common stock in response to the SpaceX IPO, primarily through total return swaps and other financial instruments. Shareholders who acquired Fund Shares prior to this Material Space Event to a Target Portfolio are now substantially exposed to a Target Portfolio that is substantially more concentrated and potentially more volatile than was the case prior to this Material Space Event. The Fund’s investment results following this reconstitution may differ materially from its prior results and the Fund may as a result temporarily deviate from its daily targeted exposure level.

The Fund’s Target Portfolio is published daily on its website at www.defianceetfs.com/spcl.

Special considerations may apply to the Fund's portfolio construction at the outset of this Material Space Event. Unlike on subsequent trading days, when the Fund generally seeks to establish exposure based on its prior day's net asset value ("NAV"), on the initial trading day for SpaceX IPO common stock, the Fund expects to seek approximately 200% exposure to the performance of SpaceX common stock measured from the opening market price of the stock on its first day of exchange trading – its “IPO day.” Since the Fund attains its target leverage at the start of trading on the IPO day, rather than at the previous day's close, the IPO day's NAV will reflect the performance of the leveraged exposure from the commencement of trading through the Fund's closing valuation.

Because SpaceX will have recently completed its IPO, there may be limited liquidity, price discovery, trading volume, securities lending availability, derivative market capacity, or counterparty willingness to provide exposure to SpaceX. As a result, the Fund may be unable to establish all or a portion of its intended leveraged exposure to SpaceX common stock on the IPO day or at any particular time thereafter.

The Fund's ability to obtain its desired exposure may be affected by a variety of factors, including the timing of the IPO, the timing of the commencement of secondary market trading, exchange trading halts, volatility interruptions, extraordinary market volatility, counterparty risk limits, internal risk controls maintained by swap counterparties, regulatory requirements, capital constraints, collateral requirements, position limits, concentration limits, or other market conditions. In addition, swap counterparties may decline to enter into transactions with the Fund or may only be willing to provide exposure at pricing that the Adviser determines is not in the best interests of the Fund.

If the Fund is unable to obtain sufficient swap exposure, the Fund may temporarily hold cash, cash equivalents, U.S. Treasury securities, money market instruments, exchange-traded products, or other investments while seeking to obtain the desired exposure. During such periods, the Fund may not achieve its stated investment objective, and its performance may differ, potentially significantly, from 200% of the daily performance of SpaceX.

Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

The market price of SpaceX following its IPO may be highly volatile and may differ materially from the IPO price. The Fund's exposure generally will be based on prevailing market prices of SpaceX common stock and the terms available in the derivatives market rather than the IPO offering price. The Fund does not guarantee that it will obtain 200% exposure on the initial day of trading in SpaceX common stock, and investors should not expect the Fund to achieve its stated leverage target at all times, particularly during the period immediately following the IPO.

Effective immediately, the following risk factors are added to the Fund’s Principal Risks. The risks associated with the Fund’s portfolio reconstitution in response to the SpaceX IPO, and the period immediately following the IPO, may be greater than those typically associated with the Fund’s Target Portfolio and related derivatives markets during periods not involving a Material Space Event such as an IPO.

Initial Trading Day IPO Exposure Risk. The Fund expects to seek approximately 200% exposure to the performance of SpaceX common stock measured from the opening market price of SpaceX common stock on its first day of exchange trading. The Fund will not seek to provide exposure to the difference between the IPO offering price and the opening market price of SpaceX common stock. There can be no assurance that the Fund will be able to obtain, maintain, or rebalance its desired level of exposure to the performance of SpaceX common stock during its in initial day of trading.

The first day of trading in a newly public company's securities frequently involves extraordinary market activity and may differ significantly from subsequent trading days. Trading in SpaceX common stock may be characterized by substantial price volatility, rapid price movements, significant differences between the IPO price and the opening market price, wide bid-ask spreads, trading imbalances, limited liquidity, trading halts, and other market disruptions. These conditions may make it difficult for market participants to value SpaceX common stock and may contribute to significant fluctuations in the market price of the Fund's Shares.

The Fund's Shares may experience elevated premiums or discounts to NAV, wider bid-ask spreads, reduced liquidity, increased trading costs, and greater tracking error during the Fund's first day of operations than would typically be expected during normal market conditions. There can be no assurance that an orderly trading market for the Fund's Shares will develop or be maintained during the Fund's launch. As a result, investors purchasing or selling Shares on SpaceX’s first day of exchange trading, or on the days following, may experience investment results that differ significantly from those of investors who purchase or sell Shares the Fund has commenced normal operations.

There can be no assurance that the Fund will be able to obtain, maintain, or rebalance exposure equal to 200% of the performance of SpaceX common stock on SpaceX’s first day of exchange trading, or in the days following the IPO. As a result, the Fund may be underexposed to SpaceX common stock for all or a portion of SpaceX’s first day of exchange trading and may return substantially less than 200% of the performance of SpaceX common stock. The Fund's actual exposure may vary significantly throughout the trading day as the Adviser seeks to establish and adjust positions in response to market conditions, available derivatives capacity, trading volumes, liquidity conditions, and risk management considerations.

Recent IPO and Derivatives Capacity Constraints Risk. The Fund’s ability to achieve its daily leveraged investment objective depends, in part, on the availability of swaps, options, and other financial instruments that provide exposure to the Target Portfolio. For a recently public company, these instruments may be limited, illiquid, costly, or unavailable, particularly shortly after an IPO or during periods of significant volatility or market demand. Exchange position limits, margin requirements, counterparty risk limits, limited public float, limited trading history, or other market, regulatory, or operational constraints may also restrict the Fund’s ability to obtain or maintain its desired leveraged exposure. As a result, the Fund may be unable to achieve exposure equal to 200% of the daily performance of the Target Portfolio, may be unable to rebalance effectively, or may be required to hold more cash or use less efficient instruments. These constraints may increase tracking error, cause the Fund to return substantially less than two times the daily performance of the Target Portfolio, or prevent the Fund from achieving its investment objective. These risks may be particularly pronounced during the period immediately following an IPO or other Material Space Event involving a security represented in the Target Portfolio, when trading volumes, liquidity conditions, derivatives availability, counterparty capacity, price discovery, and market volatility may be highly uncertain.

Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

SpaceX Investment Risks. Through its Target Portfolio, the Fund will seek 2X daily leveraged exposure to SpaceX Class A common stock. Exposure to the securities of SpaceX would likely involve significant risks that may differ from, and potentially exceed, the risks associated with investments in other issuers.

●	Business and Operational Risks. SpaceX operates in a highly capital-intensive, technologically complex, and competitive industry characterized by rapid innovation, significant research and development costs, and uncertain commercial demand for launch and satellite services. The company’s future growth and profitability will depend on its ability to execute successful launches, maintain cost efficiencies in rocket and satellite production, scale its Starlink broadband network, and manage risks inherent in manufacturing, launch operations, and orbital deployment. Operational failures, launch anomalies, manufacturing defects, or disruptions in critical infrastructure or supply chains could materially affect its business and financial condition.

●	Regulatory and Legal Risks. SpaceX’s operations are subject to extensive regulation by U.S. and foreign governmental authorities, including those governing launch licensing, airspace and orbital traffic management, spectrum allocation, export controls, and environmental and safety compliance. Changes in laws, regulations, or enforcement priorities, or the denial, delay, or revocation of necessary licenses or approvals, could materially restrict SpaceX’s activities or increase compliance costs. In addition, the global expansion of Starlink’s broadband services subjects SpaceX to international telecommunications, data privacy, and national security regulations, which may vary across jurisdictions and involve significant legal complexity and compliance risk.

●	Concentration Risks. SpaceX may rely on a limited number of government and commercial customers for a substantial portion of its revenue, including contracts with NASA, the U.S. Department of Defense, and other public-sector entities. The termination, modification, or non-renewal of any such contracts could adversely affect the company’s financial results. SpaceX also depends heavily on key suppliers for rocket engines, materials, and components, as well as on the performance of its Starlink satellite network.

●	Elon Musk’s Influence on SpaceX Risk. The stock price of SpaceX may be significantly impacted by the actions, decisions, and public statements of its CEO, Elon Musk. His social media activity, interviews, and public remarks have, at times, resulted in regulatory scrutiny and legal proceedings. His involvement in multiple high-profile ventures, such as Tesla and X (formerly Twitter), may also raise concerns about his focus on SpaceX. Furthermore, any potential reduction in his role or departure from SpaceX could negatively affect investor sentiment. Given Mr. Musk’s influence, if SpaceX becomes a public company, its valuation may be subject to sudden and unpredictable changes, which could materially impact the Fund’s performance.

●	Newly Public Company Risks. Investments in SpaceX securities are subject to risks associated both with newly public companies and with issuers whose valuations depend heavily on expectations of future growth and innovation. The market price of SpaceX’s securities may be highly volatile and subject to substantial fluctuations due to factors such as investor sentiment toward AI technologies, competitive developments within the AI industry, changes in regulatory or policy environments, and shifts in technological or market outlooks. Because SpaceX’s valuation may be driven by anticipated rather than realized performance, its securities could experience significant declines in value if market expectations are not met. As a newly public company, SpaceX also faces risks and uncertainties not typically encountered by more established public companies. SpaceX has limited experience operating as a public company and may encounter difficulties in establishing and maintaining the internal controls, disclosure procedures, and compliance systems required under the Exchange Act, the Sarbanes–Oxley Act of 2002, and the listing standards of national securities exchanges on which its securities are traded. The company could incur substantial additional expenses and management burdens associated with public company reporting, auditing, legal compliance, investor relations, and disclosure obligations. Trading in SpaceX’s securities may be characterized by limited liquidity, which could exacerbate volatility and magnify price movements unrelated to the company’s underlying performance. Moreover, SpaceX’s management and key personnel may have limited or no prior experience managing a publicly traded company. Any failure to maintain effective internal controls, financial reporting systems, or investor communications could adversely affect investor confidence, damage SpaceX’s reputation, and negatively impact the market value of its securities.

The foregoing SpaceX risk disclosures are based solely on publicly available information. As a result, the risks described above may not reflect all of the material risks that could be associated with exposure to SpaceX’s securities. Additional or undisclosed risks could materially and adversely affect the value of the Fund’s investments providing exposure to SpaceX.

Please retain this Supplement for future reference.